THE SECURITIES TO WHICH THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THIS “SUBSCRIPTION AGREEMENT”) RELATES HAVE BEEN ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.  IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.

THE HOLDER OF THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES MUST NOT TRADE THE SECURITIES IN OR FROM A JURISDICTION OF CANADA UNLESS THE CONDITIONS IN SECTION 13 OF MULTILATERAL INSTRUMENT 51-105 ISSUERS QUOTED IN THE U.S. OVER THE COUNTER MARKETS ARE MET.

CONFIDENTIAL

WARRANT ISSUANCE AGREEMENT

TO:	SEARCH BY HEADLINES.COM CORP., having an address at

2 – 34346 Manufacturers Way, Abbotsford, BC V2S 7M1

(“SBH” or the “Issuer”)

WHEREAS pursuant to a term sheet dated August 1, 2012, Kalamalka Partners Ltd. (“Kalamalka” or the “Subscriber”) has agreed to act as agent for a group of private lenders that will loan up to $800,000 to SBH and its wholly-owned subsidiary, Naked Boxer Brief Clothing Inc., pursuant to various convertible promissory notes, and, in consideration of facilitating the Loan, Kalamalka will be entitled to receive, as a loan facilitation fee, warrants to acquire shares of common stock of SBH.

1.	Warrant Issuance

1.1 In consideration of the loan being facilitated by Kalamalka, SBH agrees to issue to the Subscriber an aggregate of 948,000 share purchase warrants of SBH having the terms and conditions set out in the warrant certificates attached hereto as Exhibit “B” (the “Warrants”).

1.2 Subject to the terms of this Agreement, the Agreement will be effective upon its acceptance by the Issuer.

1.3 Unless otherwise provided, all dollar amounts referred to in this Agreement are in lawful money of the United States.

2.	Documents Required from Subscriber

2.1 The Subscriber must complete, sign and return to the Issuer the following documents:

(a)	an executed copy of this Agreement;

(b)	a Canadian Investor Questionnaire (the “Questionnaire”) attached as Exhibit “A” that starts on page 12; and

(c)	such other supporting documentation that the Issuer or its legal counsel may request to establish the Subscriber’s qualification as a qualified investor.

2.2 The Subscriber shall complete, sign and return to the Issuer as soon as possible, on request by the Issuer, any additional documents, questionnaires, notices and undertakings as may be required by any regulatory authorities and applicable law.

2.3 Both parties to this Agreement acknowledge and agree that Clark Wilson LLP has acted as counsel only to the Issuer and is not protecting the rights and interests of the Subscriber.  The Subscriber acknowledges and agrees that the Issuer and Clark Wilson LLP have given the Subscriber the opportunity to seek, and are hereby recommending that the Subscriber obtain, independent legal advice with respect to the subject matter of this Agreement and, further, the Subscriber hereby represents and warrants to the Issuer and Clark Wilson LLP that the Subscriber has sought independent legal advice or waives such advice.

3.	Conditions and Closing

3.1 The closing of the issuance of the Warrants (the “Offering”) to the Subscriber (the “Closing”) shall occur on or before August 10, 2012, or on such other date as may be determined by the Issuer in its sole discretion (the “Closing Date”).

3.2 The Closing is conditional upon and subject to:

(a)	the Issuer having obtained all necessary approvals and consents, including regulatory approvals for the Offering; and

(b)
the issue and sale of the Securities being exempt from the requirement to file a prospectus and the requirement to deliver an offering memorandum under applicable securities legislation relating to the sale of the Warrants, or the Issuer having received such orders, consents or approvals as may be required to permit such sale without the requirement to file a prospectus or deliver an offering memorandum.

3.3 On the Closing Date, the Subscriber acknowledges that the certificates representing the Warrants will be available for delivery, provided that the Subscriber has satisfied the requirements of Section 2 hereof and the Issuer has accepted this Agreement.

4.	Acknowledgements and Agreements of Subscriber

4.1 The Subscriber acknowledges and agrees that:

(a)
none of the Warrants have been or will be registered under the United States Securities Act of 1933, as amended, (the “1933 Act”), or under any securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S under the 1933 Act (“Regulation S”), except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable state, provincial and foreign securities laws;

(b)	the Issuer has not undertaken, and will have no obligation, to register any of the Warrants under the 1933 Act or any other securities legislation;

(c)
the decision to execute this Agreement and acquire the Warrants agreed to be issued hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Issuer and such decision is based entirely upon a review of any public information which

(d)	has been filed by SBH with the United States Securities and Exchange Commission (the “SEC”) and any Canadian provincial securities commissions (collectively, the “Public Record”);

(e)
the Subscriber understands and agrees that the Issuer and others will rely upon the truth and accuracy of the acknowledgements, representations, warranties, covenants and agreements contained in this Agreement and the Questionnaire, and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Subscriber shall promptly notify the Issuer;

(f)	there are risks associated with the acquisition of the Warrants, as more fully described in SBH’s periodic disclosure forming part of the Public Record;

(g)
the Subscriber and the Subscriber’s advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Issuer in connection with the distribution of the Warrants hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Issuer;

(h)
the books and records of the Issuer were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Subscriber during reasonable business hours at its principal place of business, and all documents, records and books in connection with the distribution of the Warrants hereunder have been made available for inspection by the Subscriber, the Subscriber’s lawyer and/or advisor(s);

(i)
all of the information which the Subscriber has provided to the Issuer is correct and complete as of the date this Agreement is signed, and if there should be any change in such information prior to the Closing, the Subscriber will immediately provide the Issuer with such information;

(j)
the Issuer is entitled to rely on the representations and warranties of the Subscriber contained in this Agreement and the Questionnaire, and the Subscriber will hold harmless the Issuer from any loss or damage it or they may suffer as a result of the Subscriber’s failure to correctly complete this Agreement or the Questionnaire;

(k)
the Subscriber has been advised to consult the Subscriber’s own legal, tax and other advisors with respect to the merits and risks of an investment in the Warranties, and the underlying common shares (together with the Warrants, the “Securities”) and with respect to applicable resale restrictions, and it is solely responsible (and the Issuer is not in any way responsible) for compliance with:

(i)	any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Securities hereunder, and

(ii)	applicable resale restrictions;

(l)
the Subscriber understands and agrees that there may be material tax consequences to the Subscriber of an acquisition or disposition of the Securities. The Issuer gives no opinion and make no representation with respect to the tax consequences to the Subscriber under federal, state, provincial, local or foreign tax law of the Subscriber’s acquisition or disposition of the Securities;

(m)
in addition to resale restrictions imposed under U.S. securities laws, there are additional restrictions on the Subscriber’s ability to resell any of the Securities in Canada under applicable provincial securities laws and Multilateral Instrument 51-105 – Issuers Quoted in the U.S. Over-the-Counter Markets (“MI 51-105”) of the Canadian Securities Administrators;

(n)
the Issuer has advised the Subscriber that the Issuer is relying on an exemption from the requirements to provide the Subscriber with a prospectus and to issue the Warrants through a person registered to sell securities under provincial securities legislation and other applicable securities laws, as a consequence of acquiring the Warrants pursuant to such exemption, certain protections, rights and remedies provided by the applicable securities legislation including the various provincial securities acts, including statutory rights of rescission or damages, will not be available to the Subscriber;

(o)	neither the SEC nor any securities commission or similar regulatory authority has reviewed or passed on the merits of any of the Securities;

(p)	there is no government or other insurance covering any of the Securities; and

(q)
the Issuer will refuse to register the transfer of any of the Securities to a U.S. Person not made pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act and in each case in accordance with applicable laws.

5.	Representations, Warranties and Covenants of the Subscriber

5.1 The Subscriber hereby represents and warrants to and covenants with the Issuer (which representations, warranties and covenants shall survive the Closing) that:

(a)	the Subscriber is not a U.S. Person and is executing this Agreement outside of the U.S.;

(b)
the Subscriber has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporate entity, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Agreement on behalf of the Subscriber;

(c)
the entering into of this Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or, if applicable, the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(d)	the Subscriber has duly executed and delivered this Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber in accordance with its terms;

(e)	the Subscriber has received and carefully read this Agreement;

(f)
the Subscriber is aware that an investment in the Issuer is speculative and involves certain risks (including those risks disclosed in the Public Record), including the possible loss of the entire investment;

(g)
the Subscriber has made an independent examination and investigation of an investment in the Securities and the Issuer and agrees that the Issuer will not be responsible in any way whatsoever for the Subscriber’s decision to invest in the Securities and the Issuer;

(h)
all information contained in the Questionnaire is complete and accurate and may be relied upon by the Issuer, and the Subscriber will notify the Issuer immediately of any material change in any such information occurring prior to the closing of the issuance of the Warrants;

(i)
the Subscriber is acquiring the Warrants for its own account for investment purposes only and not for the account of any other person and not for distribution, assignment or resale to others, and no other person has a direct or indirect beneficial interest is such Securities, and the Subscriber has not subdivided his interest in the Securities with any other person;

(j)
the Subscriber (i) is able to fend for itself in the Subscription; (ii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Securities; and (iii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

(k)
the Subscriber is not an underwriter of, or dealer in, any of the Securities, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Securities or any of them;

(l)
the Subscriber is not aware of any advertisement of any of the Securities and is not acquiring the Securities as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media, or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(m)	no person has made to the Subscriber any written or oral representations:

(i)	that any person will resell or repurchase any of the Securities,

(ii)	that any person will refund the purchase price of any of the Securities, or

(iii)	as to the future price or value of any of the Securities;

(n)
the Subscriber understands and agrees that none of the Securities have been registered under the 1933 Act, or under any state securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable state, provincial and foreign securities laws;

(o)
the Subscriber understands and agrees that offers and sales of any of the Securities prior to the expiration of the period specified in Regulation S (such period hereinafter referred to as the “Distribution Compliance Period”) shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the 1933 Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the 1933 Act or an exemption therefrom and in each case only in accordance with applicable state and provincial securities laws;

(p)
the Subscriber acknowledges that it has not acquired the Securities as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S under the 1933 Act) in the United States in respect of any of the Warrants which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Securities; provided, however, that the Subscriber may sell or otherwise dispose of any of the Securities pursuant to registration of any of the Securities pursuant to the 1933 Act and any applicable securities laws or under an exemption from such registration requirements and as otherwise provided herein;

(q)
hedging transactions involving the Securities may not be conducted unless such transactions are in compliance with the provisions of the 1933 Act and in each case only in accordance with applicable securities laws;

(r)
the Subscriber acknowledges and agrees that the Issuer shall not consider the Subscriber’s Subscription for acceptance unless the undersigned provides to the Issuer, along with an executed copy of this Agreement:

(i)	a fully completed and executed Questionnaire in the form attached hereto as Exhibit “A”, and

(ii)	such other supporting documentation that the Issuer or its legal counsel may request to establish the Subscriber’s qualification as a qualified investor; and

(s)
by completing the Questionnaire, the Subscriber is representing and warranting that the Subscriber satisfies one of the categories of registration and prospectus exemptions provided in National Instrument 45-106 – Prospectus and Registration Exemptions (“NI 45-106”) adopted by the Canadian Securities Administrators.

5.2 In this Agreement, the term “U.S. Person” shall have the meaning ascribed thereto in Regulation S promulgated under the 1933 Act and for the purpose of the Agreement includes any person in the United States.

6.	Representations and Warranties will be Relied Upon by the Issuer

6.1 The Subscriber acknowledges that the representations and warranties contained herein are made by it with the intention that such representations and warranties may be relied upon by the Issuer and its legal counsel in determining the Subscriber’s eligibility to acquire the Warrants under applicable legislation, or (if applicable) the eligibility of others on whose behalf it is contracting hereunder to acquire the Warrants under applicable legislation.  The Subscriber further agrees that by accepting delivery of the certificates representing the Warrants on the Closing Date, it will be representing and warranting that the representations and warranties contained herein are true and correct as at the Closing Date with the same force and effect as if they had been made by the Subscriber on the Closing Date and that they will survive the acquisition by the Subscriber of the Warrants and will continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of any of the Securities.

7.	Legending and Registration of Securities

7.1 If the Subscriber is a resident of Canada, the Subscriber hereby acknowledges that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates or other document representing any of the Securities will bear a legend in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH

THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE SECURITIES LAWS.

THE HOLDER OF THE SECURITIES REPRESENTED HEREBY MUST NOT TRADE THE SECURITIES IN OR FROM A JURISDICTION OF CANADA UNLESS THE CONDITIONS IN SECTION 13 OF MULTILATERAL INSTRUMENT 51-105 ISSUERS QUOTED IN THE U.S. OVER THE COUNTER MARKETS ARE MET.”

7.2 The Subscriber hereby acknowledges and agrees to the Issuer making a notation on their records or giving instructions to their registrar and transfer agent in order to implement the restrictions on transfer set forth and described in this Agreement.

8.	Resale Restrictions

8.1 The Subscriber acknowledges that the Securities are subject to resale restrictions in Canada and the United States and may not be traded in Canada or the United States except as permitted by the applicable federal, state and provincial securities laws and the rules made thereunder.

9.	Collection of Personal Information

9.1 The Subscriber acknowledges and consents to the fact that the Issuer is collecting the Subscriber’s personal information for the purpose of fulfilling this Agreement and completing the Offering.  The Subscriber's personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) may be disclosed by the Issuer to (a) stock exchanges or securities regulatory authorities, (b) the Issuer’s registrar and transfer agent, (c) Canadian tax authorities, (d) authorities pursuant to the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) and (e) any of the other parties involved in the Offering, including legal counsel, and may be included in record books in connection with the Offering.  By executing this Agreement, the Subscriber is deemed to be consenting to the foregoing collection, use and disclosure of the Subscriber's personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) for the foregoing purposes and to the retention of such personal information for as long as permitted or required by law or business practice.  Notwithstanding that the Subscriber may be acquiring Securities as agent on behalf of an undisclosed principal, the Subscriber agrees to provide, on request, particulars as to the nature and identity of such undisclosed principal, and any interest that such undisclosed principal has in the Issuer, all as may be required by the Issuer in order to comply with the foregoing.

Furthermore, the Subscriber is hereby notified that:

(a)
the Issuer may deliver to any securities commission having jurisdiction over the Issuer, the Subscriber or this subscription, including any Canadian provincial securities commissions and/or the SEC (collectively, the “Commissions”) certain personal information pertaining to the Subscriber, including such Subscriber’s full name, residential address and telephone number, the number of shares or other securities of the Issuer owned by the Subscriber, the number of Securities purchased by the Subscriber and the total purchase price paid for such Securities, the prospectus exemption relied on by the Issuer and the date of distribution of the Securities,

(b)	such information is being collected indirectly by the Commissions under the authority granted to them in securities legislation,

(c)	such information is being collected for the purposes of the administration and enforcement of the securities laws, and

(d)
the Subscriber may contact the following public official in Ontario with respect to questions about the Ontario Securities Commission’s indirect collection of such information at the following address and telephone number:

Administrative Assistant to the Director of Corporate Finance

Ontario Securities Commission
             Suite 1903, Box 55
             20 Queen Street West
             Toronto, ON  M5H 3S8

Telephone:  (416) 593-8086

10.	Costs

10.1 The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the acquisition of the Warrants shall be borne by the Subscriber.

11.	Governing Law

11.1 This Agreement is governed by the laws of the Province of British Columbia and the federal laws of Canada applicable therein.  The Subscriber, in its personal or corporate capacity and, if applicable, on behalf of each beneficial purchaser for whom it is acting, irrevocably attorns to the exclusive jurisdiction of the courts of the Province of British Columbia.

12.	Currency

12.1 Any reference to currency in this Agreement is to the currency of the United States unless otherwise indicated.

13.	Survival

13.1 This Agreement, including, without limitation, the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the acquisition of the Securities by the Subscriber pursuant hereto.

14.	Assignment

14.1 This Agreement is not transferable or assignable.

15.	Severability

15.1 The invalidity or unenforceability of any particular provision of this Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

16.	Entire Agreement

16.1 Except as expressly provided in this Agreement and in the exhibits, agreements, instruments and other documents attached hereto or contemplated or provided for herein, this Agreement contains the entire agreement between the parties with respect to the acquisition of the Warrants and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Issuer or by anyone else.

17.	Notices

17.1 All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication, including facsimile, electronic mail or other means of electronic communication capable of producing a printed copy.  Notices to the Subscriber shall be directed to the address of the Subscriber set forth on page 10 of this Agreement and notices to the Issuer shall be directed to it at the address of the Issuer set forth on page 1 of this Agreement.

18.	Counterparts and Electronic Means

18.1 This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument.  Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date hereinafter set forth.

19.	Exhibits

19.1 The exhibits attached hereto form part of this Agreement.

20.	Indemnity

20.1 The Subscriber will indemnify and hold harmless the Issuer and, where applicable, its directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained in this Agreement, the Questionnaire, or in any document furnished by the Subscriber to the Issuer in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Issuer in connection therewith.

IN WITNESS WHEREOF the Subscriber has duly executed this Subscription Agreement as of the date of acceptance by the Issuer.

Subscriber Information Kalamalka Partners Ltd. (Name of Subscriber)	Register the Securities as set forth below: ____________________________________________________________________ (Name to Appear on Certificate)
____________________________________________________________________ (Account Reference, if applicable
Account Reference (if applicable):___________________________________________	____________________________________________________________________ (Address, including Postal Code)

X____________________________________________________________________
(Signature of Subscriber – if the Subscriber is an Individual)
X____________________________________________________________________
(Signature of Authorized Signatory – if the Subscriber is not an Individual)

____________________________________________________________________
(Name and Title  of Authorized Signatory – if the Subscriber is not an Individual)

____________________________________________________________________
(SIN, SSN, or other Tax Identification Number of the Subscriber)

101 – 2903 35th Avenue, Vernon, BC  V1T 2S7
(Subscriber’s Address, including city and Postal Code)

____________________________________________________________________
(Telephone Number)

Deliver the Securities as set forth below:

____________________________________________________________________
(Attention - Name)

____________________________________________________________________
(Account Reference, if applicable)

____________________________________________________________________
(Street Address, including Postal Code) (No PO Box)

    ____________________________________________________________________
   (Telephone Number)

ACCEPTANCE

The Issuer hereby accepts the subscription as set forth above on the terms and conditions contained in this Private Placement Subscription Agreement as of the ____ day of _______________________, 2012.

SEARCH BY HEADLINES.COM CORP.

Per:          ____________________________________________________________________
                 Authorized Signatory

EXHIBIT “A”

CANADIAN INVESTOR QUESTIONNAIRE

TO:           SEARCH BY HEADLINES.COM CORP.

(the “Issuer”)

RE:           Acquisition of Warrants (the “Securities”)

Capitalized terms used in this Questionnaire and not specifically defined have the meaning ascribed to them in the Warrant Issuance Agreement between the Subscriber and the Issuer to which this Exhibit A is attached.

In connection with the acquisition by the Subscriber (being the undersigned, or if the undersigned is acquiring the Securities as agent on behalf of a disclosed beneficial Subscriber, such beneficial Subscriber, shall be referred herein as the “Subscriber”) of the Securities, the Subscriber hereby represents, warrants and certifies to the Issuer that the Subscriber:

(i)
is acquiring the Securities as principal (or deemed principal under the terms of National Instrument 45-106 - Prospectus and Registration Exemptions adopted by the Canadian Securities Administrators (“NI 45-106”));

(ii)	(A)	is resident in or is subject to the laws of one of the following (check one):
☐ Alberta	☐ New Brunswick	☐ Prince Edward Island
☐ British Columbia	☐ Nova Scotia	☐ Quebec
☐ Manitoba	☐ Ontario	☐ Saskatchewan
☐ Newfoundland and Labrador
☐ United States: _________________________ (List State of Residence)

or

(B)	☐ is resident in a country other than Canada or the United States; and

(iii)	has not been provided with any offering memorandum in connection with the acquisition of the Securities.

In connection with the acquisition of the Securities of the Issuer, the Subscriber hereby represents, warrants, covenants and certifies that:
(a)
the Subscriber is not a trust company or trust company registered under the laws of Prince Edward Island that is not registered or authorized under the Trust and Loan Companies Act (Canada) or under comparable legislation in another jurisdiction of Canada; and

(b)
 the Subscriber is an “accredited investor” within the meaning of NI 45-106, by virtue of satisfying one of the following criteria (YOU MUST ALSO INITIAL OR PLACE A CHECK-MARK ON THE APPROPRIATE LINE BELOW).

☐	(a)
a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador),

☐	(b)	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (a),
☐	(c)	an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000,
☐	(d)
an individual whose net income before taxes exceeded $200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year,

☐	(e)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000,
☐	(f)
a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements and that has not been created or used solely to acquire or hold securities as an accredited investor as defined in this paragraph (f),

☐	(g)
an investment fund that distributes or has distributed its securities only to
(i)a person that is or was an accredited investor at the time of the distribution,
(ii)a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment] of NI 45-106, or 2.19 [Additional investment in investment funds] of NI 45-106, or
(iii)a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45-106,

☐	(h)
an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt,

☐	(i)
a trust company or trust company registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust company, as the case may be,

☐	(j)
a person acting on behalf of a fully managed account managed by that person, if that person
(i)is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and
(ii)           in Ontario, is acquiring a security that is not a security of an investment fund,

☐	(k)
a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded,

☐	(l)	an entity organized in a foreign jurisdiction that is analogous to the entity referred to in paragraph (a) in form and function,
☐	(m)
a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors,

☐	(n)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser, or
☐	(o)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as an accredited investor.

The above representations and warranties will be true and correct both as of the execution of this certificate and as of the closing time of the purchase and sale of the Securities and acknowledges that they will survive the completion of the issuance of the Securities.

The Subscriber acknowledges that the foregoing representations and warranties are made by the undersigned with the intent that they be relied upon in determining the suitability of the Subscriber as a Subscriber of the Securities and that this certificate is incorporated into and forms part of the Agreement and the undersigned undertakes to immediately notify the Issuer of any change in any statement or other information relating to the Subscriber set forth herein which takes place prior to the closing time of the purchase and sale of the Securities.

By completing this certificate, the Subscriber authorizes the indirect collection of this information by each applicable regulatory authority or regulator and acknowledges that such information is made available to the public under applicable legislation.

DATED as of _______ day of __________________, 2012.

Print Name of Subscriber (or person signing as agent)

By:    ____________________________________________________________________
    Signature

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                                                                                                                           Title

EXHIBIT “B”
FORM OF WARRANT CERTIFICATE